NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Wells Fargo Discovery Fund

Supplement dated November 1, 2021
to the Summary Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 16, 2021, the Board approved a new subadvisory agreement with Allspring Global Investments, LLC (“Allspring”) (formerly, Wells Capital Management, Inc. (“WellsCap”)) for the NVIT Wells Fargo Discovery Fund, a series of the Trust (the “Fund”). The Board approved this agreement because WellsCap, the subadviser to the Fund, was acquired by a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). Upon the closing of the Transaction, a change in control of WellsCap occurred that caused WellsCap’s subadvisory agreement with the Trust to terminate. No changes to the Fund’s portfolio management team occurred as a result of the Transaction.

Effective immediately (except as otherwise noted in Item 1 below), the Summary Prospectus is amended as follows:

1.	Effective December 6, 2021, the Fund is renamed the “NVIT Allspring Discovery Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

2.	The information under the heading “Portfolio Management – Subadviser” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Allspring Global Investments, LLC (“Allspring”)

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